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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 26, 2005

                         YORK INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                       1-10863               13-3473472
(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

            631 SOUTH RICHLAND AVENUE, YORK PA                     17403
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (717) 771-7890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2005 the Board of Directors of York International Corporation approved 2005 incentive targets under the Senior Management Incentive Plan portion of the York International Corporation 2002 Incentive Compensation Plan. Copies of the Senior Management Incentive Plan 2005 incentive target agreements for business unit executives and corporate executives are filed herewith as Exhibits 10.1 and 10.2, respectively.




ITEM 9.01  EXHIBITS

10.1 Incentive Compensation Plan 2005 incentive target agreement for business unit executives

10.2 Incentive Compensation Plan 2005 incentive target agreement for corporate executives
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YORK INTERNATIONAL CORPORATION
                                       (REGISTRANT)

Date:  February 1, 2005                By:    /s/ M. David Kornblatt
                                            ------------------------------
                                            M. David Kornblatt
                                            Vice President and
                                            Chief Financial Officer
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EXHIBIT INDEX

10.1 Incentive Compensation Plan 2005 incentive target agreement for business unit executives

10.2 Incentive Compensation Plan 2005 incentive target agreement for corporate executives